Schedule 14/DEF

                            Schedule 14A Information

                    Proxy Statement Pursuant to Section 14(a)

                     of the Securities Exchange Act of 1934

Filed by Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

--------------------------------------------------------------------------------
                              XANTHUS FUND, L.L.C.
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

                              XANTHUS FUND, L.L.C.
                          c/o CIBC WORLD MARKETS CORP.
                                622 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                                NOVEMBER 29, 2001

Dear Member,

It is with great pleasure that the Asset Management Division and Alternative Investments Group of CIBC World Markets Corp. ("CIBC") announce that CIBC and Takis Sparaggis, portfolio manager of Xanthus Fund, L.L.C. ("Xanthus"), will partner in the launch of Alkeon Capital Management, L.L.C. ("Alkeon"), a new investment advisory firm to be managed by Mr. Sparaggis, with CIBC as a minority joint venture partner.

Takis and his team currently provide portfolio management services for in excess of $700 million in CIBC and CIBC client assets through our technology funds and the OIA Mid-Cap separate account program.

This new chapter in CIBC's relationship with Takis assures that our products will continue to have the benefits of the portfolio management skills of Takis and his team as they build an even stronger platform for high quality asset management products and services.

Effective January 1, 2002, and subject to investor approval, Alkeon will be admitted as a member in CIBC Oppenheimer Advisers, L.L.C., the investment adviser of Xanthus, of which CIBC is the managing member. In this way, Takis and his current team of analysts, researchers, traders and support staff, who will join him at Alkeon, will continue to provide the same investment services to Xanthus that they now provide. In addition, through CIBC's interest in Alkeon, Takis and his team will continue to enjoy the same level of support, risk management and oversight from CIBC in the operation of our products as is the case currently. This will all be accomplished with no additional fees imposed upon investors.

It has become all too common in the last several years for institutions to lose top notch portfolio management and research personnel as the young talent of our industry venture out and form their own firms. It is a testament to the strong working relationship we have built with Takis over the last five years, and to his dedication and professionalism, that as he takes this next natural step in his career, through our partnership in Alkeon, we can continue to provide our products with the high standard of portfolio management our clients have enjoyed and come to expect from Takis and his team. Indeed, our partnership with Takis in Alkeon is also an affirmation by CIBC of our confidence in Takis and his team and our commitment to provide our investors with the finest portfolio management personnel and services available, both internally and through structures such as this arrangement with Alkeon.

We are very excited for Takis and his team as they embark upon their new venture, and pleased that CIBC will continue to work with them to all of our mutual benefit. We therefore join with the Board of Managers of Xanthus in requesting that you vote in favor of Alkeon becoming a non-managing member of Xanthus' investment adviser, thus enabling Xanthus to continue to benefit from Takis serving as the portfolio manager of the Fund, as more fully described in the accompanying proxy materials.

CIBC World Markets Corp.
The Alternative Investments Group

                              XANTHUS FUND, L.L.C.
                          c/o CIBC WORLD MARKETS CORP.
                                622 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                                NOVEMBER 29, 2001

Dear Member:

     On behalf of the Board of Managers of Xanthus Fund, L.L.C. (the "Fund"), it is my pleasure to invite you to attend a Special Meeting of Members (the "Meeting") of the Fund. The Meeting will be held at 11:00 a.m. (Eastern Standard time) on December 20, 2001, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. The formal notice of the Meeting is included with these materials.

     The business to be conducted at the Meeting is described in the attached Notice of Special Meeting and Proxy Statement. Please read the Proxy Statement carefully in deciding how to vote.

     WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR VIEWS BE REPRESENTED. TO BE SURE THAT HAPPENS, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED OR BY FAX TO 1-877-226-7171. If you attend the Meeting and wish to vote in person, you may revoke your proxy at that time.



                                             Very truly yours,

                                             Xanthus Fund, L.L.C.


                                             -----------------------------------
                                             Howard M. Singer
                                             Principal Manager

                              XANTHUS FUND, L.L.C.
                          c/o CIBC WORLD MARKETS CORP.
                                622 THIRD AVENUE
                                    8TH FLOOR
                            NEW YORK, NEW YORK 10017

                      NOTICE OF SPECIAL MEETING OF MEMBERS
                         TO BE HELD ON DECEMBER 20, 2001

To Our Members:

     A special meeting of members (the "Meeting") of Xanthus Fund, L.L.C. (the "Fund") will be held on December 20, 2001, at 11:00 a.m. (Eastern Standard time) at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

     The Meeting is called for the following purposes:

     (1) to approve the admission of Alkeon Capital Management, L.L.C. ("Alkeon") as a non-managing member of the Fund's investment adviser, CIBC Oppenheimer Advisers, L.L.C. (the "Adviser");

     (2) to elect four persons to serve as members of the Board of Managers of the Fund ("Managers"); and

     (3) to transact such other business as may properly come before the Meeting.

     These items are discussed in greater detail in the accompanying Proxy Statement.

     You may vote at the Meeting if you are a Member of record of the Fund as of the close of business on November 1, 2001, without regard to whether you have tendered or intend to tender your interests in the Fund for repurchase as of December 31, 2001. If you attend the Meeting, you may vote in person. Members who do not expect to attend the Meeting are urged to mark, sign, date and return a proxy card as soon as possible in the enclosed postage-paid envelope or by fax to 1-877-226-7171. Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted in favor of each proposal.

     The Fund will furnish, without charge, a copy of the Funds' most recent annual report and semi-annual report to Members upon request. Please call 1-866-366-0232 to request a copy of such annual and semi-annual reports.

     If you have any questions, please call CIBC World Markets Corp. at 212-667-4225.


                                        By Order of the Board of Managers,



                                        Howard M. Singer
                                        Principal Manager

                              XANTHUS FUND, L.L.C.
                          c/o CIBC WORLD MARKETS CORP.
                                622 THIRD AVENUE
                                    8TH FLOOR
                            NEW YORK, NEW YORK 10017
                             Telephone: 212-667-4225

                           SPECIAL MEETING OF MEMBERS
                         To Be Held on December 20, 2001

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

     This Proxy Statement is being furnished to members of Xanthus Fund, L.L.C. (the "Fund") by the Board of Managers of the Fund (the "Board"). The Board is requesting your proxy for use at a special meeting of members of the Fund (the "Meeting") to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, on December 20, 2001, beginning at 11:00 a.m. (Eastern Standard time). Your proxy may also be voted at any adjournment of the Meeting.

     In addition to soliciting proxies by mail, officers of CIBC World Markets Corp. ("CIBC WM"), the managing member of CIBC Oppenheimer Advisers, L.L.C. (the "Adviser"), the Fund's investment adviser, and officers and employees of the Fund's administrator, PFPC Inc., may solicit proxies by telephone, telegraph or in person, without special compensation. The costs of solicitation and the expenses of preparing this Proxy Statement and its enclosures are being paid by the Fund.

     At the Meeting, members of the Fund (each, a "Member" and, collectively, the "Members") will vote on a proposal to approve the admission of Alkeon Capital Management, L.L.C. ("Alkeon") as a non-managing member of the Adviser and will also vote on a proposal to elect four persons to serve as members of the Board of Managers of the Fund ("Managers"). Each of the nominees for election as Manager is a current member of the Board of Managers.

     If you properly execute and return the enclosed proxy card in time to be voted at the Meeting, your interest in the Fund will be voted in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies will be voted: (a) FOR the proposal to admit Alkeon as a non-managing member of the Adviser; and (b) FOR the election of each nominee to serve as a Manager. You have the right to revoke your proxy at any time prior to its exercise either by attending the Meeting and voting in person or by sending a letter of revocation or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the admission of Alkeon as a non-managing member of the Adviser are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A Member vote may be taken on either proposal prior to such an adjournment if sufficient votes have been received. Any adjournment will require the affirmative vote of a majority of the interests in the Fund present at the Meeting in person or by proxy and entitled to vote. Under the limited liability company agreement of the Fund, the presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date constitutes a quorum at any meeting.

     The close of business on November 1, 2001 has been fixed as the record date for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.

     Each Member is entitled to cast a number of votes equivalent to such Member's Investment Percentage(1) as of the record date. As of the close of business on the record date, the total of the capital accounts of all Members was $398,438,976.76.

     This Proxy Statement is first being mailed to Members on or about November 29, 2001.

     The Fund's most recent annual report and semi-annual report to Members are available upon request, without charge, by calling 1-866-306-0232.

     As of the record date, there were no Members owning of record or known by the Fund to own beneficially 5% or more of the outstanding interests in the Fund.

--------

1 An Investment Percentage is established for each Member on the Fund's books as of the first day of each fiscal period. The Investment Percentage of each Member was most recently established on November 1, 2001, and was determined by dividing the balance of the Member's capital account as of such date, which was the commencement of the most recent fiscal period, by the sum of the balances of the capital accounts of all Members as of that date.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
I.    Introductory Questions and Answers................................      5

II.   General Voting Information........................................      6

III.  Proposals for Member Approval.....................................      7

      Proposal 1 -- Admission of Non-Managing Member of the Adviser.....      7

      Proposal 2 -- Election of Managers................................     10

IV.   General Information...............................................     15

I.   INTRODUCTORY QUESTIONS AND ANSWERS.

     At a special meeting of the members of the Fund ("Members") to be held on December 20, 2001, Members will have the opportunity to vote on two proposals relating to the Fund. We recommend that you carefully read the enclosed proxy statement, which describes the proposals in detail. The following "Questions and Answers" are provided for your convenience.

     WHY IS THE FUND HOLDING A SPECIAL MEETING OF MEMBERS?

     As discussed in the Proxy Statement, the Board of Managers of the Fund (the "Board") has unanimously approved the admission of Alkeon Capital Management, L.L.C. ("Alkeon") as a non-managing member of the Fund's investment adviser, CIBC Oppenheimer Advisers, L.L.C. (the "Adviser"). In such capacity, Alkeon will be responsible for providing the services of its personnel (including Mr. Panayotis Sparaggis) to provide, on behalf of the Adviser, portfolio management services required to be provided by the Adviser to the Fund. Under this new structure, Panayotis Sparaggis, the principal of Alkeon and the Fund's current portfolio manager, will continue to serve the Fund in such capacity and will continue to be the person primarily responsible for managing the Fund's portfolio, subject to the oversight of personnel of CIBC World Markets Corp. ("CIBC WM"), the managing member of the Adviser. The admission of Alkeon as a member of the Adviser could possibly be viewed as the Fund entering into an investment advisory agreement with Alkeon. Under the Investment Company Act of 1940, as amended (the "1940 Act"), an investment advisory agreement is required to be approved by the vote of a majority of the outstanding voting securities of the investment company.

     Because the Fund will be holding a meeting of Members, the Board has determined to also have all of the present members of the Board (each, a "Manager"), including those who were previously elected by the Members, stand for election. The Members are being asked to elect four nominees to serve as Managers.

     HOW WILL THE FUND AND INVESTORS BE AFFECTED IF ALKEON BECOMES A NON-MANAGING MEMBER OF THE ADVISER?

     Mr. Sparaggis is presently a Managing Director of CIBC WM and is the person primarily responsible for managing the Fund's investment portfolio on behalf of the Adviser. If Alkeon becomes a non-managing member of the Adviser, Mr. Sparaggis will continue to provide the same services to the Fund on behalf of the Adviser, but will no longer do so as an employee of CIBC WM. Rather, Mr. Sparaggis' services will be provided to the Fund on behalf of the Adviser in his capacity as principal of Alkeon. The admission of Alkeon as a non-managing member of the Adviser will not result in any change in fees payable by the Fund or Members.

     HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that you vote "FOR" each of the proposals on the proxy card.

     HOW CAN I VOTE?

     Whether or not you attend the Meeting, you may vote by marking, signing and returning the enclosed proxy card. If you attend the Meeting, you may vote in person.

II.  GENERAL VOTING INFORMATION.

     VOTING OF PROXIES.

     If you properly sign a proxy card and it is not revoked, your interest in the Fund will be voted at the Meeting in the manner you specify on the proxy card. If you sign the proxy card but do not make any specific choices, your proxy will be voted as recommended by the Board as follows:

     o    "FOR" the admission of Alkeon as a non-managing member of the Adviser;
          and

     o "FOR" the election of each of Jesse H. Ausubel, Charles F. Barber, Paul Belica and Howard M. Singer as Managers.

     REVOCATION OF PROXIES AND ABSTENTIONS.

     A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Fund a written notice of revocation; (ii) submitting to the Fund a subsequently executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying the Fund of revocation by a toll-free telephone call.

     Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present at the Meeting. For this reason, abstentions will not have any effect on the outcome of voting on Proposal 2. However, to the extent that Proposal 1 requires the approval of a specified percentage of the outstanding interests in the Fund present at the meeting or represented by proxy, or a specified percentage of the outstanding voting securities of the Fund, abstentions and broker non-votes will have the same effect as a vote AGAINST Proposal 1.

     QUORUM REQUIREMENTS.

     A quorum of Members is necessary to hold a valid meeting. If Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date are present in person or by proxy at the Meeting, a quorum will exist.

     VOTE NECESSARY TO APPROVE A PROPOSAL.

     Proposal 1 is required to be approved by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. This means the vote of the lesser of

(A) 67 percent or more of the voting interests in the Fund (each, an "Interest") present at the meeting, if the holders of more than 50 percent of the outstanding Interests are present or represented by proxy; or (B) more than 50 percent of the outstanding Interests.

     Proposal 2 involves the election of four nominees to serve as Managers. A plurality of the votes cast at the Meeting is required for the election of each nominee.

     ADJOURNMENTS.

     In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Adjournments may also be sought if a quorum is present, but sufficient votes to approve Proposal 1 have not been obtained. If any adjournment is proposed, the duly appointed proxies will vote all interests in the Fund that they are entitled to vote in favor of adjournment. At any such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.

III. PROPOSALS FOR MEMBER APPROVAL.

     PROPOSAL 1 - ADMISSION OF NON-MANAGING MEMBER OF THE ADVISER

     BACKGROUND.

     It is anticipated that Mr. Panayotis Sparaggis, the Fund's current portfolio manager, will cease being an employee of CIBC WM as of January 1, 2002. Mr. Sparaggis is forming a new company, Alkeon, that will register as an investment adviser and provide investment advisory services to clients. Alkeon will be controlled by Mr. Sparaggis and will maintain its principal office at 551 Madison Avenue, 10th Floor, New York, New York 10022. CIBC WM, the managing member of the Adviser, will own a 15% equity interest in Alkeon.

     Subject to the approval of Members, CIBC WM will admit Alkeon as a non-managing member of the Adviser. Alkeon, as a member of the Adviser, will be responsible for providing the services of its personnel (including Mr. Sparaggis) to provide, on behalf of the Adviser, portfolio management services required to be provided by the Adviser to the Fund. These services include determining and implementing investment decisions for the Fund and placing orders to purchase and sell investments for the Fund. The personnel of Alkeon will include the personnel of CIBC WM, including Mr. Sparaggis and eight research analysts and support personnel, who currently are involved in providing portfolio management services to the Fund.

     At a meeting of the Board of Managers held in person on November 1, 2000 and November 1, 2001, the Board, including each of the Managers who is not an "interested person," as defined by the 1940 Act, of the Fund (the "Independent Managers"), unanimously voted to continue the investment advisory agreement between the Fund and the Adviser (the "Investment Advisory Agreement") for an additional annual period. The Investment Advisory Agreement was initially approved by the Board, effective as of February 10, 1999, and has not been submitted to a vote of the Members after its initial approval by the Board and by the organizational Member of the Fund. At the meeting of the Board held on November 1, 2001, the

Board, including the Independent Managers, unanimously voted: (i) to approve the admission of Alkeon as a non-managing member of the Adviser; and (ii) to recommend the approval of Alkeon's admission by Members. If these arrangements are approved by Members and implemented, Mr. Sparaggis and the other personnel of CIBC WM who now are involved in providing portfolio management services would continue to provide those services on behalf of the Adviser under the supervision of CIBC WM.

     RATIONALE FOR PROPOSAL.

     In reviewing the proposal to admit Alkeon as a non-managing member of the Adviser, the Managers considered a variety of matters. These included the qualifications of Alkeon and the experience of its personnel in providing portfolio management services of the type required by the Fund. The Managers also considered the Fund's anticipated needs for additional personnel and the desirability of assuring that Panayotis Sparaggis continues to serve as the Fund's portfolio manager. The Board reached the following conclusions:

     o It is in the best interest of the Fund to ensure that Mr. Sparaggis continues to manage the portfolio of the Fund.

     o This arrangement would enable Mr. Sparaggis to hire new personnel on an expedited basis, without having to seek the approval of CIBC WM.

     o The proposed arrangement would have no adverse effect on the Fund or the Members.

     The Managers believe that they have carefully and thoroughly examined this matter. The Managers met with Mr. Sparaggis and the Independent Managers also met among themselves, with counsel to the Independent Managers, during their deliberations. The Managers asked Mr. Sparaggis in-depth questions about the planned operations of Alkeon and compared the past performance of the Fund and investment advisory compensation paid by the Fund and its Members to those of similar investment funds. The Board was apprised of the competition faced by the Adviser and Mr. Sparaggis in attracting top quality personnel and how the new structure may be effective in enabling Mr. Sparaggis to provide compensation in the form of equity participation to Alkeon's personnel, thus enabling Alkeon to compete with top tier asset management firms for personnel. The Managers inquired as to whether the quality of services provided by the Adviser would suffer as a result of the restructuring of the advisory services. Howard M. Singer, a Managing Director of CIBC WM and a Manager, advised the other Managers that there would be no change to the Fund's current fee structure and stated his belief that the high quality of the services provided to the Fund would continue under the new advisory arrangement. He noted that CIBC WM will own an equity interest in Alkeon and that CIBC WM's compliance personnel would continue to monitor the operations of the Fund and the Adviser, and would monitor services provided by Alkeon. Mr. Sparaggis informed the Managers that he would begin providing services through Alkeon on January 1, 2002.

     NO CHANGE IN AMOUNTS OF FEES TO THE ADVISER AND CIBC WM.

     As provided by the Investment Advisory Agreement and the Fund's limited liability company agreement, generally at the end of each fiscal year, an incentive allocation of

20% of the net profits, if any, that have been credited to the capital account of each Member during the period (an "Incentive Allocation") is debited from the Member's capital account and credited to the Special Advisory Account of the Adviser. The Incentive Allocation is charged to a Member only to the extent that cumulative net profits with respect to the Member through the close of any period exceeds the highest level of cumulative net profits with respect to the Member through the close of any prior period. For this purpose, cumulative net profits are adjusted to reflect any repurchases of a Member's interests in the Fund. The Incentive Allocation is also made and determined upon the complete repurchase by the Fund of a Member's Interest in the Fund.

     The Fund pays CIBC WM a monthly management fee of 0.08333% (1% on an annualized basis) of the Fund's net assets for the month (the "CIBC WM Fee"). This fee is paid in consideration of, among other things, CIBC WM's providing office space and other support services to the Fund, maintaining and preserving certain records of the Fund, preparing and filing various materials with state and federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Fund's expenses.

     With respect to the fiscal year ended December 31, 2000, the Adviser received an aggregate Incentive Allocation in the amount of $171,591 and CIBC WM was paid an aggregate CIBC WM Fee in the amount of $3,619,537.

     The proposed admission of Alkeon as a non-managing member of the Adviser will have no effect on these arrangements with the Adviser and CIBC WM. The Adviser will continue to be entitled to receive the Incentive Allocation and CIBC WM will continue to receive the CIBC WM Fee. As a non-managing member, Alkeon will share in the net profits of the Adviser on such basis as is agreed to by CIBC WM and Alkeon. Neither the Fund, nor the Adviser or CIBC WM, will pay any separate fee to Alkeon under the terms of the proposed arrangement between CIBC WM and Alkeon.

     BROKERAGE COMMISSIONS.

     During the Fund's fiscal year ended December 31, 2000, the aggregate amount of brokerage commissions paid by the Fund to CIBC WM, a broker affiliated with the Adviser, was $8,316, which constitutes 0.25% of the Fund's aggregate brokerage commissions paid during that fiscal year.

     REASON FOR VOTE BY THE MEMBERS.

     The admission of Alkeon as a member of the Adviser could possibly be viewed as the Fund entering into an investment advisory agreement with Alkeon. Under the Investment Company Act of 1940, as amended (the "1940 Act"), an investment advisory agreement is required to be approved by the vote of a majority of the outstanding voting securities of the investment company. This means the vote of the lesser of (A) 67 percent or more of the voting interests in the Fund (each, an "Interest") present at the meeting, if the holders of more than 50 percent of the outstanding Interests are present or represented by proxy; or (B) more than 50 percent of the outstanding Interests.

THE BOARD OF MANAGERS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ADMISSION OF ALKEON CAPITAL MANAGEMENT, L.L.C. AS A NON-MANAGING MEMBER OF CIBC OPPENHEIMER ADVISERS, L.L.C.

                        PROPOSAL 2 - ELECTION OF MANAGERS

     NOMINEES FOR BOARD OF MANAGERS.

     At the Meeting, Members are being asked to elect four nominees to serve as Managers on the Board of Managers. The nominees include Jesse H. Ausubel, Charles F. Barber and Paul Belica, each of whom is an Independent Manager and has served as a Manager since the Fund's inception. Each of the Independent Managers was elected by the organizational Member of the Fund. The other nominee is Howard M. Singer. Mr. Singer presently serves as a Manager and was appointed as a Manager by the Board on April 26, 2000 to fill a vacancy. Mr. Singer is an "interested person," as defined by the 1940 Act, of the Fund. The Board has determined to have each of the present Managers stand for election at this time. This election will help assure continued compliance with 1940 Act provisions regarding the election of Managers and should help reduce the need for a meeting of Members in the foreseeable future for that purpose.

     The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the four nominees named above to serve as Managers until their successors are duly elected and qualified. The nominees each have consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the presently serving Managers.

     Information regarding the nominees, including brief biographical information, is set forth below.


                                                                                                (5)
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN            (6)
                                  (2)                                                       FUND COMPLEX           OTHER
                              POSITION(S)          (3)                                      OVERSEEN BY       DIRECTORSHIPS HELD
                                 HELD        TERM OF OFFICE/            (4)                  MANAGER OR          BY MANAGER OR
            (1)                WITH THE      LENGTH OF TIME   PRINCIPAL OCCUPATION(S)       NOMINEE FOR           NOMINEE FOR
   NAME, ADDRESS AND AGE         FUND            SERVED         DURING PAST 5 YEARS           MANAGER               MANAGER
-------------------------     -----------    ---------------  -----------------------      -------------      ------------------
Jesse H. Ausubel              Manager      Indefinite/      Director, Richard Lounsbery          4            See column (4)
c/o Rockefeller University                 2/10/99-Present  Foundation (1998 to
Mail Stop 234                                               present); Director, Program
1230 York Avenue                                            for the Human Environment
New York, NY 10021                                          and Senior Research
Age 51                                                      Associate, The Rockefeller
                                                            University (1993 to
                                                            present); Program Director,
                                                            Alfred P. Sloan Foundation
                                                            (1994 to present); Adjunct
                                                            Scientist, Woods



                                                                                                (5)
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN            (6)
                                  (2)                                                       FUND COMPLEX           OTHER
                              POSITION(S)          (3)                                      OVERSEEN BY       DIRECTORSHIPS HELD
                                 HELD        TERM OF OFFICE/            (4)                  MANAGER OR          BY MANAGER OR
            (1)                WITH THE      LENGTH OF TIME   PRINCIPAL OCCUPATION(S)       NOMINEE FOR           NOMINEE FOR
   NAME, ADDRESS AND AGE         FUND            SERVED         DURING PAST 5 YEARS           MANAGER               MANAGER
-------------------------     -----------    ---------------  -----------------------      -------------      ------------------
                                                            Hole Oceanographic Institution
                                                            (1995 to present). Mr. Ausubel
                                                            also is a member of the Board of
                                                            Managers of Stratigos Fund,
                                                            L.L.C. ("Stratigos"), Whistler
                                                            Fund, L.L.C. ("Whistler") and
                                                            Wynstone Fund, L.L.C.
                                                            ("Wynstone"), for each of which
                                                            the Adviser serves as investment
                                                            adviser.

Charles F. Barber             Manager      Indefinite/      Consultant, Former Chairman           6          See column (4)
66 Glenwood Drive                          2/10/99-Present  of the Board, ASARCO
Greenwich, CT 06839                                         Incorporated;(2) Director of
Age 85                                                      16 investment companies
                                                            advised by Salomon Brothers
                                                            Asset Management, Inc.  Mr.
                                                            Barber also is a member of
                                                            the Board of Managers of
                                                            Stratigos, Whistler and
                                                            Wynstone, for each of which
                                                            the Adviser serves as the
                                                            investment adviser, and is
                                                            a Director of The India
                                                            Fund, Inc. and The Asia
                                                            Tigers Fund, Inc., for
                                                            which affiliates of the
                                                            Adviser serve as investment
                                                            adviser.

Paul Belica                   Manager      Indefinite/      Director or Trustee of four           4          See column (4)
359 Cedar Drive West                       2/10/99-Present  investment companies
Briarcliff Manor, NY 10501                                  advised by PIMCO (2000 to
Age 81                                                      present); Advisor, Salomon
                                                            Smith Barney Inc. (1988 to
                                                            2000); Director, Deck House
                                                            Inc. (1970 to 1999);(3)
                                                            Director, Central European
                                                            Value Fund (1994 to 1999);
                                                            Director, Surety Loan
                                                            Funding Corporation (1998
                                                            to present).  Mr. Belica
                                                            also is a member of the
                                                            Board of Managers of
                                                            Stratigos, Whistler and
                                                            Wynstone, for which the
                                                            Adviser serves as
                                                            investment adviser.

---------

2 ASARCO Incorporated, a wholly-owned subsiciary fo Grupo Mexico S.A. de C.V., is an integrated producer of copper and other metals.


3 Deck House, Inc. is a provider of pre-engineered post and beam housing and related services.


                                                                                                (5)
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN            (6)
                                  (2)                                                       FUND COMPLEX           OTHER
                              POSITION(S)          (3)                                      OVERSEEN BY       DIRECTORSHIPS HELD
                                 HELD        TERM OF OFFICE/            (4)                  MANAGER OR          BY MANAGER OR
            (1)                WITH THE      LENGTH OF TIME   PRINCIPAL OCCUPATION(S)       NOMINEE FOR           NOMINEE FOR
   NAME, ADDRESS AND AGE         FUND            SERVED         DURING PAST 5 YEARS           MANAGER               MANAGER
-------------------------     -----------    ---------------  -----------------------      -------------      ------------------
Howard M. Singer*             Manager      Indefinite/      Mr. Singer is a Managing             11                none
CIBC World Markets Corp.                   4/26/00-Present  Director, Asset Management,
622 Third Avenue                                            CIBC World Markets Corp.
New York, NY 10017                                          He is an Individual General
Age 38                                                      Partner of Augusta
                                                            Partners, L.P. and Troon
                                                            Partners, L.P., investment
                                                            companies for which
                                                            affiliates of the Adviser
                                                            serve as investment
                                                            adviser; a member of the
                                                            Board of Managers of
                                                            Sawgrass Fund, L.L.C.,
                                                            Stratigos, Whistler and
                                                            Wynstone, for which the
                                                            Adviser serves as
                                                            investment adviser; a
                                                            member of the Management
                                                            Board of Deauville Fund,
                                                            L.L.C., for which an
                                                            affiliate of the Adviser
                                                            serves as investment
                                                            adviser; and a Director of
                                                            The India Fund, Inc. and
                                                            The Asia Tigers Fund, Inc.,
                                                            for which affiliates of the
                                                            Adviser serve as investment
                                                            adviser.

-----------

* Manager who is an "interested person," as defined by the 1940 Act, of the Fund.

     BOARD MEETINGS AND COMMITTEES.

     The only standing committee of the Board of Managers is the Audit Committee. The Board has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Exhibit A.

     The current members of the Audit Committee are Messrs. Ausubel, Barber and Belica, constituting all of the Independent Managers. The Audit Committee's primary responsibilities are:

     o to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers to the Fund;

     o to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     o to the extent there are Managers who are not members of the Audit Committee, to act as a liaison between the Fund's independent auditors and the Board.

     The most recent fiscal year for the Fund ended on December 31, 2000. During such fiscal year, the Board held four regular meetings of the Board and the Audit Committee held one meeting. The Audit Committee has: (i) reviewed and discussed the Fund's audited financial statements for the fiscal year ended December 31, 2000 with the Adviser; (ii) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380); (iii) received the written disclosures and a letter from Ernst & Young LLP regarding, and discussed with Ernst & Young LLP, its independence; and (iv) recommended to the Board of Managers that the audited financial statements of the Fund for the fiscal year ended December 31, 2000 be included in the Fund's annual report to Members for filing with the Securities and Exchange Commission.

     Each of the current Managers and Audit Committee members then serving attended at least 75% of the meetings of the Board or Audit Committee held during the fiscal year ended December 31, 2000. Currently, 75% of the Managers are disinterested. If the nominees are elected by the Members, that percentage will continue to be 75%.

     MANAGER COMPENSATION.

     The following table sets forth certain information regarding the compensation received by the Independent Managers for the fiscal year ended December 31, 2000 from the Fund and from all investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. No compensation is paid by the Fund to Managers who are "interested persons," as defined by the 1940 Act, of the Fund.

                                                COMPENSATION TABLE


                                                                                                         (5)
                                   (2)                     (3)                    (4)            TOTAL COMPENSATION
                                 AGGREGATE         PENSION OR RETIREMENT    ESTIMATED ANNUAL      FROM FUND AND FUND
            (1)             COMPENSATION FROM      BENEFITS ACCRUED AS       BENEFITS UPON         COMPLEX PAID TO
  NAME OF PERSON, POSITION        FUND            PART OF FUND EXPENSES       RETIREMENT              MANAGERS
--------------------------  -----------------     ----------------------    ----------------     --------------------
Jesse H. Ausubel,               $7,800                      0                       0               $28,000 (4 funds
Manager                                                                                             in Fund Complex)

Charles F. Barber,              $7,800                      0                       0               $43,600 (6 funds
Manager                                                                                             in Fund Complex)

Paul Belica, Manager            $7,800                      0                       0               $28,000 (4 funds
                                                                                                    in Fund Complex)

     Currently, the Independent Managers are each paid an annual retainer of $5,000 and per meeting fees of $700 (or $100 in the case of telephonic meetings) by the Fund, and are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Fund. There is no nominating committee or compensation committee of the Managers.

     MANAGER EQUITY OWNERSHIP.

     The following table sets forth, as of October 31, 2001 with respect to each Manager, certain information regarding the beneficial ownership by the Manager of equity securities in the Fund and in all registered investment companies overseen by the Manager within the same family of investment companies as the Fund.

                                                         (3)
                            (2)             AGGREGATE DOLLAR RANGE OF EQUITY
       (1) DOLLAR RANGE OF SECURITIES IN ALL FUNDS OVERSEEN OR NAME OF MANAGER EQUITY SECURITIES TO BE OVERSEEN BY MANAGER OR NOMINEE
    OR NOMINEE          IN THE FUND         IN FAMILY OF INVESTMENT COMPANIES
 ---------------     -----------------    ------------------------------------


Jesse H. Ausubel         none                           none


Charles F. Barber        none                           none


Paul Belica              none                           none


Howard M. Singer         none                       Over $100,000




     As of October 31, 2001, the Independent Managers, and the immediate family members of the Independent Managers, did not beneficially own or own of record securities in the Adviser or CIBC WM or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser or CIBC WM.

     INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP was selected unanimously by the Board of Managers, including the Independent Managers, at a meeting held on February 28, 2001, to serve as the independent accountants for the Fund for the current fiscal year and has served in such capacity since the Fund's inception. Although a representative of Ernst & Young LLP can attend and make a statement at the Meeting, if Ernst & Young LLP wishes, no representative is expected to be at the Meeting. However, a representative of Ernst & Young LLP will be available by telephone to respond to appropriate questions.

     Audit Fees- The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Fund's annual financial statements for the fiscal year ended December 31, 2000 were $87,250.

     Financial Information Systems Design and Implementation Fees- For the fiscal year ended December 31, 2000, the Fund did not obtain any financial information systems design and implementation services from Ernst & Young LLP.

     Other Fees- For the fiscal year ended December 31, 2000, there were no fees other than audit fees billed for services rendered by Ernst & Young LLP to the Fund.

     In connection with selecting Ernst & Young LLP to serve as the independent public accountants of the Fund, the Audit Committee considered whether the provision of other services to the Fund was compatible with maintaining Ernst & Young LLP's independence.

THE BOARD OF MANAGERS RECOMMENDS A VOTE "FOR" ALL NOMINEES

IV.  GENERAL INFORMATION.

     ADVISER, ADMINISTRATOR AND PLACEMENT AGENT

     The Adviser, CIBC Oppenheimer Advisers, L.L.C., serves as the investment adviser of the Fund. CIBC WM is the managing member and controlling person of the Adviser. The Adviser is located at 622 Third Avenue, 8th Floor, New York, New York 10017. CIBC WM is a wholly owned subsidiary of Canadian Imperial Bank of Commerce ("CIBC"). CIBC is located at Commerce Court, Toronto, Ontario, Canada M5L 1A2.

     CIBC WM provides certain administrative services to the Fund pursuant to a separate administrative services agreement and, as consideration for the provision of such services to the Fund, receives a monthly management fee of 0.08333% (1% on an annualized basis) of the Fund's net assets for the month. CIBC WM also serves as the placement agent of the Fund pursuant to a placement agent agreement. CIBC WM's principal offices are located at 622 Third Avenue, 8th Floor, New York, New York 10017.

                  PFPC Inc., located at 400 Bellevue Parkway, Wilmington, Delaware 19809, provides certain additional administrative and accounting services to the Fund pursuant to an administrative, accounting and investor services agreement.

     OTHER BUSINESS AT THE MEETING.

     The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. However, if any other matters come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with the best judgment of such persons, unless specific restrictions have been given.

     FUTURE MEMBER PROPOSALS.

     Pursuant to rules adopted by the Securities and Exchange Commission ("SEC") under the Securities and Exchange Act of 1934, as amended ("1934 Act"), Members may request inclusion in the Fund's proxy statement for meetings of Members certain proposals for action which they intend to introduce at such meeting. Any Member proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Fund does not hold regular meetings of Members, no anticipated date for the next meeting can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of the Members should submit such proposal to the Fund at 622 Third Avenue, 8th Floor, New York, New York 10017.

     ABSTENTIONS.

     If a proxy card is properly executed and returned unmarked or marked with an abstention, the interests in the Fund represented by that proxy will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Unmarked proxy cards will be voted to approve each of the Proposals. Proposal 1 requires the vote of a majority of the Members to be approved. Because such a vote requires the affirmative vote of the lesser of 67% of the interests in the Fund present at the Meeting or more than 50% of the outstanding interests in the Fund, a proxy card that is marked with an abstention as to Proposal 1 may have the same effect as a vote against the Proposal. Managers will be elected by a plurality of the votes cast by the Members voted in person or by proxy. Thus, if a quorum is present at the Meeting, your failure to give us instructions will not affect the outcome of voting on the nominees for election as Managers.

     APPRAISAL RIGHTS.

     As a Member, you will not have appraisal rights in connection with the proposals described in this Proxy Statement. However, at the regular quarterly meeting of the Board held on November 1, 2001, the Board unanimously approved an offer to repurchase up to $100 million of the outstanding interests in the Fund from Members. The scheduled expiration date of this offer is 12:00 midnight, Eastern Standard time, Tuesday, December 20, 2001.

     RESULTS OF VOTING.

     Members will be informed of the voting results of the Meeting in the Fund's 2001 Annual Report, which will be sent to Members on or before March 1, 2002.

MEMBERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY FAX TO 1-877-226-7171.



                                         By Order of the Board of Managers


                                         ---------------------------------------
                                         Howard M. Singer
                                         Principal Manager

                                                       Dated:  November 29, 2001

                                    EXHIBIT A

                              XANTHUS FUND, L.L.C.
                                  (the "Fund")

                             AUDIT COMMITTEE CHARTER

1. The Audit Committee (the "Committee") shall be composed entirely of the members of the Board of Managers of the Fund (the "Managers") who are not "interested persons" of the Fund (as defined by the Investment Company Act of 1940, as amended) (the "Independent Managers").

2.   The purposes of the Committee are:

     (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as the Committee may deem necessary or appropriate, the internal controls of certain service providers;

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to the extent there are Managers who are not members of the Committee, to act as a liaison between the Fund's independent auditors and the Board of Managers.

     The function of the Committee is oversight; it is the responsibility of CIBC Oppenheimer Advisers, L.L.C. (the "Adviser"), to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Committee shall have the following duties and powers:

     (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Adviser or its affiliated companies, and to receive the auditors' specific representations as to their independence;

     (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Managers and the members of the Fund;

     (c) to consider the effect on the Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors;

     (d) to review the fees charged by the auditors for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in Fund operations; and

     (f) to the extent there are Managers who are not members of the Committee, to report its activities to the Board of Managers on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet with the senior personnel of the Adviser and any other organization that provides accounting services to the Fund and with internal auditors, if any, for the Adviser.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter at least annually and recommend for adoption by the Managers any changes that the Committee believes to be necessary or appropriate.

8.   This Charter is effective as of October 27, 1999.

                                                                   ------------
                                                                   FIRST CLASS
XANTHUS FUND, L.L.C.                                               U.S. POSTAGE
P.O. BOX 9132                                                         PAID
HINGHAM, MA 02043-9132                                                PROXY
                                                                    TABULATOR
                                                                   ------------

LABEL BELOW FOR MIS USE ONLY!
PFPC
XANTHUS FUND, L.L.C.
ORIGINAL 11-9-01 KD
DANI (XANTHUSF)
REVIEW #1 11-13-01 KD
REVIEW #2 11-14-01 KD
REVISION #1& 2 11-16-01 KD
REVISION #3& #4 11-27-01 KD


                             FOR YOUR CONVENIENCE,
            you may fax your vote TOLL FREE to our proxy tabulator at
                                 1-877-266-7171

                              XANTHUS FUND, L.L.C.
                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF MANAGERS FOR
                 SPECIAL MEETING OF MEMBERS ON DECEMBER 20, 2001

     The undersigned hereby appoints Howard M. Singer, William Fink and Michael O'Donnell, jointly and severally, as proxies, with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Xanthus Fund, L.L.C. (the "Fund") held of record by the undersigned on November 1, 2001 at the Special Meeting of Members of the Fund to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 on December 20, 2001 at 11:00 a.m. (Eastern Standard time) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Fund covered hereby. I acknowledge receipt of the Notice of Special Members Meeting and the Proxy Statement dated November 29, 2001.

     If this proxy is properly executed and received by the Fund prior to the meeting, the Interests in the Fund represented hereby will be voted in the manner directed below. If not otherwise specified, this proxy will be voted FOR Proposal 1 and FOR ALL nominees for election as Managers of the Fund.

            Please fold and detach card at perforation before mailing




                                 Please fill in box as shown using black or blue ink or number 2 pencil. [X]
                                 PLEASE DO NOT USE FINE POINT PENS.

XANTHUS FUND, L.L.C.
THE BOARD OF MANAGERS RECOMMENDS A VOTE FOR EACH OF
THE FOLLOWING PROPOSALS.

1. Instruction as to the admission of Alkeon Capital   FOR   AGAINST   ABSTAIN
   Management, L.L.C. as a non-managing member of      [ ]     [ ]       [ ]
   the Adviser.

2. Instruction as to Election of Managers.             FOR   WITHHOLD   FOR ALL
   Nominees: (1) Jesse H. Ausubel, (2) Charles F.      ALL     ALL     except as
             Barber, (3) Paul Belica, (4) Howard M.                     listed
             Singer                                    [ ]     [ ]        [ ]

------------------------------------------------------

   Instruction: to withhold authority to vote for any nominee(s), please list the name on the line above. Date _____________, 2001

3. In their discretion on such other business as may properly come before the meeting or any adjournment thereof.




                                         PLEASE MARK, SIGN AND DATE AND RETURN
                                        THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                                         ENVELOPE OR BY FAX TO 1-877-226-7171.

                                        ----------------------------------------


                                        ----------------------------------------
                                               Signature(s)

                                        Please date and sign above exactly as
                                        name appears on this proxy. Executors,
                                        administrators, trustees, etc. should
                                        give full title. If interests in the
                                        fund are held jointly, each holder
                                        should sign.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:  Sign your name exactly as it appears on your account statement.

2. All Other Accounts:   The capacity of the individuals signing the proxy card
                         should be indicated unless it is reflected in the form of registration.

For example: for Corporate Accounts or Government Accounts

REGISTRATION                                        VALID SIGNATURE
------------                                        ---------------
(1)  ABC Corp                                       John Doe, Treasurer
(2)  ABC Corp c/o John Doe, Treasurer               John Doe
(3)  ABC Corp., Profit Sharing Plan                 John Doe, Trustee